EXHIBIT 10.19

                                AMENDMENT
                                ---------


     This Amendment to License Agreement dated January 1, 1998 (the "Agreement") by and between Entropin, Inc., a Colorado corporation ("Entropin"), and Dr. James E. Wynn, individually ("Wynn"), is entered by, between and among Entropin, Wynn and Distinguished Medical Research, Inc., a Nevada corporation ("DMR") (collectively, the "Parties") effective this 1st day of August, 1998.

                                RECITALS

     WHEREAS, Wynn desires to assign his rights under the Agreement to DMR;
and,

     WHEREAS, the parties desire to set forth the procedures pursuant to which services are to be performed by Wynn on behalf of DMR for Entropin and compensation for such services is to be paid to DMR by Entropin.

     NOW, THEREFORE, for good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereby agree:

     1.   ASSIGNMENT.

          1.1 Contemporaneous with the execution of this Agreement, the parties shall execute the Assignment Agreement and Consent attached as
Exhibit 1.

          1.2 DMR shall be bound by all of the terms and conditions of the Agreement and this Amendment.

          1.3 DMR and Wynn jointly and severally warrant and represent that Wynn shall:

               (a) perform the scope of work set forth in Section 4 of the Agreement; and,

               (b) continue to be bound by all of the terms and conditions of the Agreement and this Amendment.

          1.4 Entropin acknowledges that Dr. James Wynn is a full time Assistant Dean and Professor at the College of Pharmacy, Medical University of South Carolina ("MUSC"), and is governed by the outside activities and conflict of interest provisions of MUSC. Wynn and DMR jointly and severally warrant and represent that they are not subject to any obligations which would limit or restrict the performance of services hereunder, including but not limited to obligations with respect MUSC.

     2. PRIOR TECHNICAL KNOWLEDGE. The definition of Prior Technical Knowledge set forth in Article I, Section 1.5 of the Agreement is amended in its entirety as follows:

          1.5 "Entropin Prior Technical Knowledge" refers to knowledge derived from services conducted at MUSC or the PDC conducted or supervised directly or indirectly by Dr. Wynn under the New Products Development Agreement. Those services included but are not limited to:

          (a) Research leading to the stabilization of the manufacturing process of Esterom(R).

          (b) Research leading to reproducing Esterom(R) to establish its formulation

          (c) Manufacturing Esterom(R) for animal studies.

          (d) Supervising Phase I Clinical Studies (toxicity) in human beings using Esterom(R).

          (e) Supervising the Phase II Clinical Studies of Esterom(R) (toxicity and efficacy) at MUSC.

          (f) Completing preliminary research on Esterom(R).

          (g) Developing an assay for benzoyl ecgonine and ecgonine for the purposes of indicating the stability of Esterom(R) using a GC/MS analytical method as well as an HPLC method for benzoylecgonine.

     3. DIRECTOR'S AGREEMENT AND CONFIDENTIALITY. Dr. Wynn acknowledges that he is bound by the provisions of the Directors' Agreement dated October 16, 1998, entered into by him and

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

Entropin, in regards to his role and responsibilities as a director of Entropin. Dr. Wynn acknowledges that he is bound by the confidentiality provisions contained within the Agreement, as it relates to his work and responsibilities on behalf of DMR for Entropin.

     4. SERVICES AND PAYMENT. Services to be performed by DMR to Entropin shall be on a project-by-project basis. With respect to each project, Entropin and DMR shall execute a written work order detailing the work to be performed and the milestones therefor, up to and including a completion date. The work order shall specify the compensation to be paid for the project and the payment terms therefor; which terms shall include payment net 30 days from invoice subject to acceptance, and shall otherwise be commercially reasonable, and usual and customary for transactions of this type.

     5. ARBITRATION. Although Section 12.3 of the Agreement states that arbitration shall be conducted in Los Angeles, California, and Section 13.4 of the Agreement states that arbitration shall be conducted in Las Vegas, Nevada, any and all disputes arising under this Agreement shall be subject to arbitration pursuant to the rules of the American Arbitration Association and shall be conducted in Denver, Colorado.

     6. RELATED PARTY TRANSACTION. Subsequent to execution of the Agreement, Wynn was appointed to the Board of Directors of Entropin. He has become the Scientific Advisor to Entropin and is acting as liaison to the Board on behalf of the Scientific Advisory Board. As a result of serving in these capacities, the Agreement has subsequently become a related party transaction between Entropin and Wynn. Accordingly, the Board has considered the fairness of the terms and conditions of the Agreement and this Amendment thereto. The Board has determined that the terms and conditions are fair and reasonable, and at least as favorable as obtainable from a third-party capable of performing the services under the Agreement.

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

     IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date first set forth above.

ENTROPIN, INC.                     DISTINGUISHED MEDICAL
                                             RESEARCH, INC.


By: /s/ HIGGINS D. BAILEY          By: /s/ JAMES E. WYNN
   ------------------------------     ------------------------------
      Higgins D. Bailey, Chairman                       , an officer

Date: 6-5-99                       Date: 6/5/99
     ----------------------------       ----------------------------



                                   /s/ JAMES E. WYNN
                                   ---------------------------------
                                   James E. Wynn, Individually

                                   Date: 4/23/99
                                        ----------------------------









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

Exhibit 1

                         ASSIGNMENT AND CONSENT
                         ----------------------

     THIS ASSIGNMENT of License Agreement dated January 1, 1998 (the "License Agreement"), by and among Dr. James E. Wynn, hereinafter referred to as Assignor, and Distinguished Medial Research, Inc., a Nevada corporation ("DMR"), hereinafter referred to as Assignee, and Entropin, Inc., a Colorado corporation, hereinafter referred to as the Company.

                               WITNESSETH:

     WHEREAS, the Company contemporaneous herewith is entering into Amendment to License Agreement with Assignee, in which this Assignment is incorporated and made a part thereof; and

     WHEREAS, the Company consents to the Assignment of the Agreement to Assignee by Assignor.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. ASSIGNMENT. Assignor hereby assigns to Assignee all of its right, title and interest in and to the Option Agreement, as amended.

     2. CONSENT. Assignee hereby agrees to be bound by the terms and conditions of the License Agreement, as amended.

     3. BINDING NATURE. This Assignment shall be binding upon the parties and upon each of their successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Assignment on the date first above written.

                                   ASSIGNOR:


                                   By: /s/ JAMES E. WYNN
                                      ---------------------------------

                                   ASSIGNEE:


                                   By: /s/ HIGGINS D. BAILEY
                                      ---------------------------------

                                   ENTROPIN, INC., a Colorado corporation


                                   By: /s/ HIGGINS D. BAILEY
                                      ---------------------------------
                                      Higgins D. Bailey, Chairman








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